UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2005

COMPASS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-6032	63-0593897
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

15 South 20th Street
Birmingham, Alabama	35233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 297-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibits 10.2 – 10.8 are forms of agreements for options granted under the 2002 Incentive Compensation Plan for various levels of employees.

SIGNATURE
EXHIBIT INDEX
EX-10.1 FORM OR PERFORMANCE CONTINGENT RESTRICTED STOCK
EX-10.2 FORM OF INCENTIVE STOCK OPTION AGREEMENT
EX-10.3 FORM OF INCENTIVE STOCK OPTION AGREEMENT
EX-10.4 FORM OF INCENTIVE STOCK OPTION AGREEMENT
EX-10.5 FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
EX-10.6 FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
EX-10.7 FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
EX-10.8 FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

Exhibit No.	Description
10.1	Form of Performance Contingent Restricted Stock Agreement for use with all such awards under the 2002 Incentive Compensation Plan.

10.2	Form of Incentive Stock Option Agreement

10.3	Form of Incentive Stock Option Agreement

10.4	Form of Incentive Stock Option Agreement

10.5	Form of Non-Qualified Stock Option Agreement

10.6	Form of Non-Qualified Stock Option Agreement

10.7	Form of Non-Qualified Stock Option Agreement

10.8	Form of Non-Qualified Stock Option Agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 18, 2005

COMPASS BANCSHARES

By:	/s/ Kirk P. Pressley

Kirk P. Pressley
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Contingent Restricted Stock Agreement for use with all such awards under the 2002 Incentive Compensation Plan.

10.2	Form of Incentive Stock Option Agreement

10.3	Form of Incentive Stock Option Agreement

10.4	Form of Incentive Stock Option Agreement

10.5	Form of Non-Qualified Stock Option Agreement

10.6	Form of Non-Qualified Stock Option Agreement

10.7	Form of Non-Qualified Stock Option Agreement

10.8	Form of Non-Qualified Stock Option Agreement